EXHIBIT 10.3

GLOBAL AMENDMENT

TO THE

TCA GLOBAL CREDIT MASTER FUND, LP

SERIES D DOCUMENTS

AMENDMENT NO. 1, dated as of May 14, 2015 (“Amendment No. 1”) to (i) Second Amendment to Credit Agreement, dated as of February 24, 2015 (the “Credit Agreement”), by and among Blue Earth, Inc., a Nevada Corporation (the “Issuing Borrower”), each of the undersigned wholly owned subsidiaries identified on Schedule I hereto (the “Subsidiaries”) and TCA Global Credit Master Fund, LP, a Cayman Islands limited partnership (the “Lender”), which amended the Credit Agreement, dated as of February 22, 2013 by and among the Issuing Borrower (and its then wholly owned subsidiaries) and the Lender, as amended by the First Amendment, dated as of September 11, 2013; (ii) the Subscription Agreement, dated as of February 24, 2015, by and between the Issuing Borrower and the Lender (the “Subscription Agreement”); (iii) the Lock Up/Leak-Out Agreement, dated as of February 24, 2015, by and between the Issuing Borrower and the Lender (the “Lock-Up Agreement”); and (iv) the Certificate of Designation for the Series D Preferred Stock of the Issuing Borrower (the “Series D Designation”, which together with the Credit Agreement, Subscription Agreement, the Lock-Up Agreement and the Series D Designation are collectively referred to as the “Series D Documents”).

WHEREAS, the parties desire to amend certain terms of the Series D Documents, pursuant to the terms and conditions set forth herein, as of the date hereof.

NOW, THEREFORE in consideration of mutual covenants and premises set forth herein, and intending to be legally bound, the parties hereto agree as follows:

1.

Amendments.  The parties hereby agree that the Series D Documents are hereby modified to reflect that the shares of common stock issuable upon the conversion of the Series D Preferred Stock shall not exceed an aggregate of 2,500,000 shares of common stock.  In connection therewith, the following modifications are being made to the Series D Documents:

(a)

Section 22(d) of the Credit Agreement is hereby amended to add the following sentence to the end of the paragraph

“Notwithstanding anything to the contrary herein, the maximum amount of shares of the Issuing Borrower’s common stock issuable upon a conversion of the Series D Stock shall not exceed an aggregate of 2,500,000 shares of Common Stock.”

(b)

The first sentence of Section 1.1 of the Subscription Agreement is hereby deleted  and replaced by the following:

“1.1

The Company is offering (the “Offering”) solely to TCA 400,000 shares of Preferred Stock.  The shares of the Preferred Stock shall be convertible into a maximum of 2,500,000 shares of common stock and calculated in accordance with the Conversion Price (as defined below).”

(c)

Section 1 of the Lock-Up Agreement is hereby amended to add the following sentence:

“In accordance with the Certificate of Designation, the maximum amount of shares of the BE’s common stock issuable upon a conversion of the Preferred Stock D Stock shall not exceed an aggregate of 2,500,000 shares of BE common stock.”

2.

The Issuing Borrower hereby agrees to file and Lender consents to the Amendment to the Certificate of Designation of the Series D Preferred Stock in the form attached hereto as Exhibit A.

3.

Miscellaneous.

(a)

Except as modified herein, the Series D Documents shall remain in full force and effect.

(b)

This Amendment may be executed in two or more counterparts (including via facsimile or portable document format (pdf), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the day and year first above written.

LENDER:	TCA GLOBAL CREDIT MASTER FUND, LP

By: /s/ Robert Press
Name: Robert Press
Title: Director

BORROWERS:

BLUE EARTH, INC., a Nevada corporation	BLUE EARTH TECH, INC., a Nevada corporation

By: /s/ Johnny R. Thomas	By: /s/ Johnny R. Thomas
Name: Johnny R. Thomas	Name: Johnny R. Thomas
Title: Chief Executive Officer	Title: President

BLUE EARTH GENERATOR, INC., a Nevada corporation (f/k/a Blue Earth Energy Management, Inc.)	BLUE EARTH ENERGY MANAGEMENT SERVICES, INC., a California corporation (f/k/a Castrovilla, Inc.)

By: /s/ John W. Brogan	By: /s/ John Pink, Jr.
Name: John W. Brogan	Name: John Pink, Jr.
Title: President/COO	Title: President

BLUE EARTH FINANCE, INC., a Nevada corporation	BLUE EARTH SOLAR, INC. (f/k/a Xnergy), a California corporation

By: /s/ Johnny R. Thomas	By: /s/ Ruben R. Fontes
Name: Johnny R. Thomas	Name: Ruben R. Fontes
Title: President	Title: President

ECOLEGACY GAS & POWER, LLC, a California limited liability company	BLUE EARTH POWER PERFORMANCE SOLUTIONS, INC., an Oregon corporation (f/k/a Intelligent Power, Inc.)

By: /s/ Ruben R. Fontes	By: /s/ Pete Johnson
Name: Ruben R. Fontes	Name: Pete Johnson
Title: President	Title: President

BLUE EARTH ENERGY POWER SOLUTIONS, LLC, an Oregon limited liability company (f/k/a Millennium Power Solutions, LLC)	SUMTER HEAT & POWER, LLC, a Nevada limited liability company

By: /s/ Tim Hysell	By: /s/ Brett Woodard
Name: Tim Hysell	Name: Brett Woodard
Title: Corp. Sr. VP	Title: Treasurer

BLUE EARTH CHP, INC., a Utah corporation (f/k/a IPS Power Engineering, Inc.)	MAILI PV 01, LLC, a Hawaii limited liability company

By: /s/ Brett Woodard	By: /s/ John C. Francis
Name: Brett Woodard	Name: John C. Francis
Title: Treasurer	Title: Manager

Schedule I

The Subsidiaries

BLUE EARTH TECH, INC., a Nevada corporation,

BLUE EARTH GENERATOR, INC. (f/k/a Blue Earth Energy Management, Inc.), a Nevada corporation,

BLUE EARTH FINANCE, INC., a Nevada corporation,

BLUE EARTH ENERGY MANAGEMENT SERVICES, INC. (f/k/a Castrovilla, Inc.), a California corporation,

BLUE EARTH SOLAR, INC. (f/k/a Xnergy), a California corporation,

ECOLEGACY GAS & POWER, LLC, a California limited liability company,

BLUE EARTH POWER PERFORMANCE SOLUTIONS, INC. (f/k/a Intelligent Power, Inc.), an Oregon corporation,

BLUE EARTH ENERGY POWER SOLUTIONS, LLC (f/k/a Millennium Power Solutions, LLC), an Oregon limited liability company,

BLUE EARTH CHP, INC. (f/k/a IPS Power Engineering, Inc.), a Utah corporation,

MAILI PV 01, LLC, a Hawaii limited liability company,

SUMTER HEAT & POWER LLC

EXHIBIT A

Amendment to the Certificate of Designation